UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2004
                                                        ------------------

                                  HAUSER, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-17174                   84-0926801
     ------------------            ----------------            -------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)

      c/o Hauser, Inc.
     10990 Wilshire Blvd.                                                90024
          16th Floor                                                     -----
        Los Angeles, CA                                                 Zip Code
(Address of principal executive
           offices)

Registrant's telephone number, including area code:            (310) 456-9395
                                                               --------------

Registrant's Former Address:                        840 Apollo Street, Suite 209
                                                    El Segundo, California 90245
                                                    ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On September 16, 2004, Hauser, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiaries filed the monthly operating report for the month ended August 31, 2004 with the Office of the United States Trustee (the "Trustee") pursuant to Bankruptcy Rule 2015 and the Trustee's Financial Reporting Requirements for Chapter 11 Cases (the "August Trustee's Report"). Pursuant to Rule 202 of Regulation S-T and the Company's continuing hardship exemption, the Company has manually filed with the Securities and Exchange Commission a copy of the August Trustee's Report under cover of Form SE.

Item 9.01. Financial Statements and Exhibits.

     99.1 Monthly Operating Report for the month ended August 31, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 24, 2004.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAUSER, INC.

Dated: September 21, 2004               By: /s/  Kenneth C. Cleveland
                                            ------------------------------
                                            Name:  Kenneth C. Cleveland
                                            Title: President and Chief Executive
                                                   Officer


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


                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

     99.1 Monthly Operating Report for the month ended August 31, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 24, 2004.